  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2003

                                                     REGISTRATION NO. 333-103473

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-3
                        POST - EFFECTIVE AMENDMENT NO. 1

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   ----------

                          PRUCO LIFE INSURANCE COMPANY
                                  OF NEW JERSEY
                           (Exact Name of Registrant)

                                   NEW JERSEY
         (State or other jurisdiction of incorporation or organization)
                                   22-2426091
                     (I.R.S. Employer Identification Number)

                 C/O PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4780
            (Name, address and telephone number of agent for service)
                                   Copies to:

                             C. CHRISTOPHER SPRAGUE
                        VICE PRESIDENT, CORPORATE COUNSEL
                            THE PRUDENTIAL INSURANCE
                               COMPANY OF AMERICA
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                 (973) 802-6997

--------------------------------------------------------------------------------

Approximate date of commencement of proposed sale to the public -- As soon as possible after this registration statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box .............................[X]

                                 Calculation of Registration fee
                                 -------------------------------

    Title of each         Amount         Proposed         Proposed          Amount
      class of              to           maximum          maximum            of
    securities to           be           offering         aggregate      registration
    be registered       registered*   price per unit*   offering price       fee **
    -------------       -----------   ---------------   --------------       ------
  Market-value
  adjustment
  annuity contracts
  (or modified
  guaranteed
  annuity
  contracts)            75,000,000                        75,000,000          $-0-


----------
*   Securities are not issued in predetermined units

** Registration fee for these securities was paid at the time they were originally registered on Form S-3 as filed by Pruco Life Insurance Company of New Jersey on February 27, 2003. The current amount of registered, but unsold, securities is reported quarterly by the Registrant on Form 10-Q and annually on Form 10-K.

The risk factors associated with these securities are discussed in the prospectuses included within this registration statement. The exhibit index appears in Part II of this registration statement. Prudential Investment Management Services LLC distributes these securities on a best efforts basis.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

STRATEGIC PARTNERS(SM)
ANNUITY ONE 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: OCTOBER 20, 2003


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:
PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on p. 13 of this prospectus.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------


To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated October 20, 2003. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 57 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                              ORD01142NY

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Risk Factors.......................................     13
                                                Summary of Contract Expenses.......................     15
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     23
                                                Short Term Cancellation Right or "Free Look".......     24

                                           Section 2: What Investment Options Can I Choose?........     25
                                                Variable Investment Options........................     25
                                                Fixed Interest Rate Options........................     26
                                                Market Value Adjustment Option.....................     27
                                                Transfers Among Options............................     29
                                                Market Timing......................................     29
                                                Other Available Features...........................     29
                                                Voting Rights......................................     30
                                                Substitution.......................................     30

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     32
                                             Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit ..................................     32
                                                Option 1: Annuity Payments for a Fixed Period......     32
                                                Option 2: Life Income Annuity Option...............     32
                                                Other Annuity Options..............................     32
                                                Tax Considerations.................................     32
                                             Guaranteed Minimum Income Benefit.....................     32
                                                GMIB Option 1: Single Life Payout Option...........     34
                                                GMIB Option 2: Joint Life Payout Option............     34
                                             Income Appreciator Benefit............................     35

                                           Section 4: What is the Death Benefit?...................     37
                                                Beneficiary........................................     37
                                                Calculation of the Death Benefit...................     37
                                                Guaranteed Minimum Death Benefit...................     37
                                                Special Rules If Joint Owners......................     38
                                                Payout Options.....................................     38
                                                Spousal Continuance Benefit........................     39

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     41
                                                Purchase Payments..................................     41
                                                Allocation of Purchase Payments....................     41
                                                Credits............................................     41
                                                Calculating Contract Value.........................     42

--------------------------------------------------------------------------------


                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     43
                                                Insurance and Administrative Cost..................     43
                                                Guaranteed Minimum Income Benefit Charge...........     43
                                                Income Appreciator Benefit Charge..................     44
                                                Contract Maintenance Charge........................     44
                                                Withdrawal Charge..................................     44
                                                Taxes Attributable to Premium......................     46
                                                Transfer Fee.......................................     46
                                                Company Taxes......................................     46
                                                Underlying Mutual Fund Fees........................     46

                                           Section 7: How Can I Access My Money?...................     47
                                                Withdrawals During the Accumulation Phase..........     47
                                                Automated Withdrawals..............................     47
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     47
                                                Suspension of Payments or Transfers................     49

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     50
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     50
                                                Contracts Held by Tax-Favored Plans................     52

                                           Section 9: Other Information............................     56
                                                Pruco Life Insurance Company of New Jersey.........     56
                                                The Separate Account...............................     56
                                                Sale and Distribution of the Contract..............     56
                                                Litigation.........................................     57
                                                Assignment.........................................     57
                                                Financial Statements...............................     57
                                                Statement of Additional Information................     57
                                                Householding.......................................     57
                                                Market Value Adjustment Formula....................     58
                                                IRA Disclosure Statement...........................     60

                                           Appendix................................................     64
                                                Accumulation Unit Values...........................     64



                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT


The person whose life determines the amount of income payments that we will pay.


ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.


CO-ANNUITANT



The person shown on the contract data pages who becomes the annuitant upon the death of the annuitant. No co-annuitant may be designated if the owner is a non-natural person.


CONTRACT DATE


The date we accept your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.


CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make. This version has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.

CONTRACT WITHOUT CREDIT


A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs, and may provide higher interest rates for fixed rate options than the Contract With Credit.


CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.


DEATH BENEFIT



If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, proportionately reduced by withdrawals, or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge. See "What is the Death Benefit?" on page 37.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)


An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. While your money is allocated to this option, we guarantee your money will earn at least 3% interest annually. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.



FIXED INTEREST RATE OPTIONS



Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (DCA fixed rate option). The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, we guarantee that your money will earn at least 1.5% interest annually. Payments you allocate to the fixed interest rate options become part of Pruco Life of New Jersey's general assets.



GOOD ORDER



An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.



GUARANTEE PERIOD



A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.



GUARANTEED MINIMUM DEATH BENEFIT (GMDB)



An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.



GMDB PROTECTED VALUE



The guaranteed amount of the guaranteed minimum death benefit, which equals the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.



GMDB STEP-UP



We use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.



     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.



     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.



GUARANTEED MINIMUM INCOME BENEFIT (GMIB)



An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


GMIB PROTECTED VALUE



We use the GMIB protected value to calculate annuity payments should you annuitize under the guaranteed minimum income benefit. The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and reduced proportionally by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.



GMIB ROLL-UP



We will use the GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. The GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by the effect of withdrawals.



INCOME APPRECIATOR BENEFIT (IAB)



An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.



IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.



IAB CREDIT



An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE


The period during which you receive income payments under the contract.


INVESTED PURCHASE PAYMENTS


Your total purchase payments (which we define below) less any deduction we make for any tax charge.


JOINT OWNER


The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. The joint owner may be the owner's spouse, but need not be.


MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, an investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

PURCHASE PAYMENTS


The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.



SEPARATE ACCOUNT



Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.


STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," on page 50.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options, two fixed interest rate options and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed rate options than the Contract Without Credit,


-  does not offer the market value adjustment option,


Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit.


-  offers the market value adjustment option.


   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

   You can invest your money in any or all of the variable investment options, the fixed interest rate options, and one or more guaranteed periods available under the market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio (formerly SP MFS
       Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:


- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 1.5% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.



- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.


   You may also invest your money in a market value adjustment option if you purchase a Contract Without Credit. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. Allocations or transfers must be at least $1,000.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be based on a "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. The income appreciator benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 32.


SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value." On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions,

  (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or

  (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.

We describe this benefit on page 39.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you choose the base death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.45%

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   of the GMIB protected value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options.

- We will deduct an additional charge if you choose the income appreciator benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to 0.37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 43.

SECTION 7
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 - 7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.


   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. Your market value adjustment option is issued by Pruco Life of New Jersey, and thus is backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------


THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 43. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
------------------------------------------------------------
           NUMBER OF
            CONTRACT              CONTRACT       CONTRACT
      ANNIVERSARIES SINCE           WITH         WITHOUT
        PURCHASE PAYMENT           CREDIT         CREDIT
      -------------------         ---------   --------------
               0                      8%          7%
               1                      8%          6%
               2                      8%          5%
               3                      8%          4%
               4                      7%          3%
               5                      6%          2%
               6                      5%          1%
               7                      0%          0%
                                     ---         -------

MAXIMUM TRANSFER FEE
------------------------------------------------------------
         EACH TRANSFER AFTER 12(2)               $ 25.00




NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 44.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
        TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                  0.45%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.25%

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The maximum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%


* Actual expenses for the mutual funds are lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.



NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).



NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.



NOTE 5: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 32. This charge is equal to 0.45% of the GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. See "Effect of Withdrawals" on page 33. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



NOTE 6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

Example 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

-  You choose the Step-Up Guaranteed Minimum Death Benefit,

-  You choose the Guaranteed Minimum Income Benefit,

-  You choose the Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

Example 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Example 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:


-  You invest $10,000 in the Contract With Credit,



- You do not choose a Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit or Income Appreciator Benefit,



- You allocate all of your assets to the variable investment option having the maximum total operating expenses,



-  The investment has a 5% return each year,



-  The mutual fund's total operating expenses remain the same each year, and


-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.


Example 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.


EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.


EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.


NOTES FOR EXPENSE EXAMPLES:

THESE  EXAMPLES DO NOT SHOW PAST OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY   BE  HIGHER  OR  LOWER.  THESE
EXAMPLES  DO   NOT   DEPICT   EVERY
POSSIBLE   COMBINATION  OF  CHARGES
UNDER THE CONTRACTS.


The values  shown  in the  10  year
column  are the same for Example 1a
and 1b, 2a and  2b, 3a and 3b,  and
4a  and 4b.  This is  because if 10
years have elapsed since your  last
purchase   payment,  we   would  no
longer  deduct  withdrawal  charges
when you make a withdrawal.


The   examples   use   an   average
contract maintenance charge,  which
we calculated based on our estimate
of   the  total  contract  fees  we
expect to collect.  Based on  these
estimates, the contract maintenance
charge  is  included  as  an annual
charge of 0.035% of contract value.

Your actual fees will vary based on
the amount  of  your  contract  and
your  specific allocation among the
investment options.

A table of accumulation unit values
of  interests   in  each   variable
investment  option  appears  in the
Appendix.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 1a:                         EXAMPLE 1b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,321   $2,451   $3,476   $5,568   $569    $1,699    $2,818    $5,568



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 2a:                         EXAMPLE 2b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,225   $2,177   $3,044   $4,828   $473    $1,425    $2,386    $4,828



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 3a:                         EXAMPLE 3b:
                                                       IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       -----------------------------------------------------------------------
                                                        1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                       $1,167   $2,056   $2,937   $5,282   $537    $1,606    $2,667    $5,282



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 4a:                         EXAMPLE 4b:
                                                       IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       -----------------------------------------------------------------------
                                                        1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                       $1,075   $1,792   $2,519   $4,562   $445    $1,342    $2,249    $4,562

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 20

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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 22

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,


- may provide a lower interest rate for the fixed rate options than the Contract With Credit,



-  does not offer the market value adjustment option.


Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide higher interest rates for fixed rate options than the Contract With Credit,


-  offers the market value adjustment option.


   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:


- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 1.5%. We may also offer a higher interest rate on


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   each purchase payment allocated to this option for the first year after the payment.


- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.


   Additionally, if you purchase a Contract Without Credit you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service

Center at the address shown on the first page of this prospectus. You will receive:


- the amount equal to the portion of the purchase payments, including any fees or other charges, allocated to any of the fixed interest rate options or the market value adjustment option, and


- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount will be reduced by any applicable federal and state income tax withholding and may be more or less than your original payment.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The 27 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

     Jennison Portfolio, Prudential Global Portfolio, SP Jennison
     International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.

     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management, L.P.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

     SP Davis Value Portfolio: Davis Advisors

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.


     SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
     Fidelity Management & Research Company


     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.

     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").


   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 1.5% for the one-year fixed rate option, or 3% for the dollar cost averaging fixed rate option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.


ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we may make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. This option is only available in the Contract Without Credit.


   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.


   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.


   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) withdrawal or transfer of the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuance provision.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:


(a) withdraw or transfer the value of the guarantee period,


(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.


If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.


   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT


When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30 day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.


   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.


- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30 day period discussed above.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS


You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30 day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE OF NEW JERSEY RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE OF NEW JERSEY MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE OF NEW JERSEY WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and

                                                                              29
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

into one or more other variable investment options or the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

                                                                              31
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 52, you should consider the minimum distribution requirements mentioned on page 53 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a value based on the GMIB


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


protected value applied to the GMIB guaranteed annuity purchase rates. If you want the guaranteed minimum income benefit, you must elect it when you make your initial purchase payment. Once elected, the guaranteed minimum income benefit cannot be revoked.


   The GMIB protected value is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced proportionally by withdrawals.


   In addition, the annuitant must be 75 or younger in order for you to elect the guaranteed minimum income benefit.


   TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a thirty-day period each year during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center. Subsequent exercise periods will begin each year on the anniversary of the date the first exercise period began.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

EFFECT OF WITHDRAWALS.

In any year when the GMIB roll-up is increasing at an effective annual interest rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value, or after the GMIB roll-up no longer increases by 5%. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by both the GMIB protected value and GMIB roll-up cap after subtracting from each the amount of the withdrawal that does not exceed 5%.

   Here is an example of the impact of a withdrawal on the GMIB protected value:

   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $108,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

2.91% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 2.91%. If the protected value were $105,000 before the withdrawal, after the reduction it would be $97,090 ($105,000 minus $5,000 taken dollar-for-dollar minus a reduction of 2.91% of $100,000 or $2,910).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:


1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or


2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves payment for at least a period certain of ten years.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the later of the annuitant's attainment of age 90 or the 10th contract anniversary.

 34
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

INCOME APPRECIATOR BENEFIT

The income appreciator benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.


   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.



- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit.


- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners Annuity One Contract?" on page 43.

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

You can activate the income appreciator benefit at any time after it has been in force for seven years. To activate the income appreciator benefit, you must send us a written request in good order.

   Once activated, you can receive the income appreciator benefit:

-  at annuitization when determining an annuity payment (IAB Option 1);

- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or

- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).

   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 47.

   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 50.


   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.


CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the spousal continuance benefit (explained on page 39), or (2) if we were to permit you to elect the income appreciator benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

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CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or

2. the GMIB protected value plus the remaining income appreciator benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

   If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, you must choose among the guaranteed minimum income benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The income appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;

- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

 36
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page
39. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the

                                                                              37
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 39), then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of due proof of death.


   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 39. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the guaranteed minimum income benefit, income appreciator benefit and spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death.

   If the contract has an owner and a joint owner:

   - If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

   - If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 50.

SPOUSAL CONTINUANCE BENEFIT


This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.


   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.


   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.


   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.


   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page
32. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However, the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.


                                                                              39
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 39. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).



   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may purchase this contract only if the oldest of the owner, joint owner or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of the owner, joint owner, or annuitant.

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   Allocations to the DCA Fixed Rate Option must be no less than $2,000.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.


   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture credits.


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HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.


   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 1.5% a year on that portion of the contract value allocated to the one-year fixed interest-rate option and 3% on the DCA Fixed Interest Rate Option.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.45% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.

The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options.


   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   We will not impose the guaranteed minimum income benefit charge after the income phase begins, or after you choose your GMIB payout option.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.


   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.


   Although the income appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.


   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.


   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE


A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:

Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:

Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1-0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a
  negative MVA:             $1,053/[1-0.014(MVA)] = $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 50.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.


   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. The minimum contract value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below the minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.


   With respect to the variable investment options we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

The income appreciator benefit (IAB) is discussed on page 35. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day

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HOW CAN I ACCESS MY MONEY? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments over a 10 year payment period. You may combine this income appreciator benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the income appreciator benefit.

   Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable or fixed interest rate options in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable investment options, the fixed interest rate option, or the market value adjustment option in the

 48
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

same manner as your current allocation, unless you direct us otherwise. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated the income appreciator benefit, the income appreciator benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn do not reduce the remaining income appreciator benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                              49
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)
TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


   It is our position that the Guaranteed Minimum Death Benefit, the GMIB, IAB, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for those options should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.


TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 60 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.


   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount,

                                                                              53
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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 43.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 56.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 60.


                                                                              55
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling 1- (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.


   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 37. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Annuity One contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Annuity One is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:
                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be reduced proportionately for Adjusted Gross Income between $40,000-$50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be reduced proportionately between $60,000-$70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.


   Contributions in excess of the contribution limits may be subject to penalty. See page 60 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.


   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

   The contract may not be available to Roth IRA's in New York.

REPORTING TO THE IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54236                      $0.65768                           17,289
         1/1/2002 to 12/31/2002                 $0.65768                      $0.44784                          812,336

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97750                      $0.78176                                0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59967                      $0.71233                           39,194
         1/1/2002 to 12/31/2002                 $0.71233                      $0.52578                          203,321

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03702                      $1.04061                          113,402
         1/1/2002 to 12/31/2002                 $1.04061                      $1.04179                        1,727,696

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69176                      $0.79064                          264,980
         1/1/2002 to 12/31/2002                 $0.79064                      $0.60663                        1,363,447

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97746                      $0.79350                                0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64672                      $0.75207                                0
         1/1/2002 to 12/31/2002                 $0.75207                      $0.57727                           43,271

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54732                      $0.63765                           10,365
         1/1/2002 to 12/31/2002                 $0.63765                      $0.49707                           86,578

SP AIM CORE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54178                      $0.64005                           14,982
         1/1/2002 to 12/31/2002                 $0.64005                      $0.53519                          149,702

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60919                      $0.71906                           66,232
         1/1/2002 to 12/31/2002                 $0.71906                      $0.48794                          292,167

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43439                      $0.56163                            2,183
         1/1/2002 to 12/31/2002                 $0.56163                      $0.32494                                0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82277                      $0.91008                           22,347
         1/1/2002 to 12/31/2002                 $0.91008                      $0.79270                        1,722,663


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91719                      $0.98804                          203,977
         1/1/2002 to 12/31/2002                 $0.98804                      $0.91698                        1,154,774

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77575                      $0.89451                          278,355
         1/1/2002 to 12/31/2002                 $0.89451                      $0.74364                          993,136

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64820                      $0.72585                           68,974
         1/1/2002 to 12/31/2002                 $0.72585                      $0.59296                          506,591

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72844                      $0.82679                           64,201
         1/1/2002 to 12/31/2002                 $0.82679                      $0.67465                          978,358

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54633                      $0.68188                           70,633
         1/1/2002 to 12/31/2002                 $0.68188                      $0.46899                          330,189

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48213                      $0.53757                          115,055
         1/1/2002 to 12/31/2002                 $0.53757                      $0.41046                          244,197

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84297                      $0.94081                          155,729
         1/1/2002 to 12/31/2002                 $0.94081                      $0.77601                          633,212

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57978                      $0.69040                            2,396
         1/1/2002 to 12/31/2002                 $0.69040                      $0.48564                           75,843

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60415                      $0.75936                           14,528
         1/1/2002 to 12/31/2002                 $0.75936                      $0.40193                          290,991

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00341                      $1.04100                           52,379
         1/1/2002 to 12/31/2002                 $1.04100                      $1.02813                          586,315

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.12213                      $1.12247                          337,616
         1/1/2002 to 12/31/2002                 $1.12247                      $1.21092                        3,182,506

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55673                      $0.67759                          127,630
         1/1/2002 to 12/31/2002                 $0.67759                      $0.45382                          515,134


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94433                      $1.12776                          118,985
         1/1/2002 to 12/31/2002                 $1.12776                      $0.95217                          622,239

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56746                      $0.66171                          103,999
         1/1/2002 to 12/31/2002                 $0.66171                      $0.48778                          210,262

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.53146                      $0.61510                           39,883
         1/1/2002 to 12/31/2002                 $0.61510                      $0.44459                          151,505

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54132                      $0.65613                           21,838
         1/1/2002 to 12/31/2002                 $0.65613                      $0.44585                        2,313,416

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97748                      $0.78020                                0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59848                      $0.71047                           60,169
         1/1/2002 to 12/31/2002                 $0.71047                      $0.52344                          383,779

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03505                      $1.03811                          298,500
         1/1/2002 to 12/31/2002                 $1.03811                      $1.03754                        3,715,975

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69027                      $0.78853                          225,427
         1/1/2002 to 12/31/2002                 $0.78853                      $0.60378                        1,595,243

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97744                      $0.79207                                0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64539                      $0.75015                                0
         1/1/2002 to 12/31/2002                 $0.75015                      $0.57468                          256,684

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54622                      $0.63604                           40,490
         1/1/2002 to 12/31/2002                 $0.63604                      $0.49487                          341,275

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54069                      $0.63843                           39,995
         1/1/2002 to 12/31/2002                 $0.63843                      $0.53285                          600,651

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60796                      $0.71726                           86,888
         1/1/2002 to 12/31/2002                 $0.71726                      $0.48575                          637,494

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43357                      $0.56029                           40,365
         1/1/2002 to 12/31/2002                 $0.56029                      $0.32356                          177,153

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82123                      $0.90789                           68,280
         1/1/2002 to 12/31/2002                 $0.90789                      $0.78925                        3,183,687


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

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

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91564                      $0.98589                          403,833
         1/1/2002 to 12/31/2002                 $0.98589                      $0.91328                        1,722,942

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77429                      $0.89231                          363,816
         1/1/2002 to 12/31/2002                 $0.89231                      $0.74041                        2,271,910

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64692                      $0.72410                          100,007
         1/1/2002 to 12/31/2002                 $0.72410                      $0.59035                          532,579

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72697                      $0.82464                          124,984
         1/1/2002 to 12/31/2002                 $0.82464                      $0.67156                        2,589,912

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54523                      $0.68010                           32,857
         1/1/2002 to 12/31/2002                 $0.68010                      $0.46689                          293,479

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48111                      $0.53612                           96,107
         1/1/2002 to 12/31/2002                 $0.53612                      $0.40856                          623,737

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84130                      $0.93845                          207,057
         1/1/2002 to 12/31/2002                 $0.93845                      $0.77254                        1,170,298

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57869                      $0.68879                           36,380
         1/1/2002 to 12/31/2002                 $0.68879                      $0.48353                          234,791

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60297                      $0.75748                          119,204
         1/1/2002 to 12/31/2002                 $0.75748                      $0.40007                          728,621

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00162                      $1.03861                          132,714
         1/1/2002 to 12/31/2002                 $1.03861                      $1.02373                          991,776

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.11989                      $1.11959                          610,106
         1/1/2002 to 12/31/2002                 $1.11959                      $1.20552                        5,253,102

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55569                      $0.67599                          106,297
         1/1/2002 to 12/31/2002                 $0.67599                      $0.45191                          651,808


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94250                      $1.12495                          229,314
         1/1/2002 to 12/31/2002                 $1.12495                      $0.94801                        1,139,082

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56634                      $0.66006                          116,783
         1/1/2002 to 12/31/2002                 $0.66006                      $0.48552                          389,235

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.61352                           71,266
         1/1/2002 to 12/31/2002                 $0.61352                      $0.44250                          292,610

* COMMENCEMENT OF BUSINESS

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

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

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

ORD01142NY

STRATEGIC PARTNERS(SM)
PLUS 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: OCTOBER 20, 2003


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------


Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on p. 13 of this prospectus.


TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS

------------------------------------------------------------


To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated October 20, 2003. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 57 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                                 P2360NY

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Risk Factors.......................................     13
                                                Summary of Contract Expenses.......................     15
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     23
                                                Short Term Cancellation Right or "Free Look".......     24

                                           Section 2: What Investment Options Can I Choose?........     25
                                                Variable Investment Options........................     25
                                                Fixed Interest Rate Options........................     26
                                                Market Value Adjustment Option.....................     27
                                                Transfers Among Options............................     29
                                                Market Timing......................................     29
                                                Other Available Features...........................     30
                                                Voting Rights......................................     31
                                                Substitution.......................................     31

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     32
                                             Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit ..................................     32
                                                Option 1: Annuity Payments for a Fixed Period......     32
                                                Option 2: Life Income Annuity Option...............     32
                                                Other Annuity Options..............................     32
                                                Tax Considerations.................................     32
                                             Guaranteed Minimum Income Benefit.....................     32
                                                GMIB Option 1: Single Life Payout Option...........     34
                                                GMIB Option 2: Joint Life Payout Option............     34
                                             Income Appreciator Benefit............................     35

                                           Section 4: What is the Death Benefit?...................     37
                                                Beneficiary........................................     37
                                                Calculation of the Death Benefit...................     37
                                                Guaranteed Minimum Death Benefit...................     37
                                                Special Rules If Joint Owners......................     38
                                                Payout Options.....................................     38
                                                Spousal Continuance Benefit........................     39

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     41
                                                Purchase Payments..................................     41
                                                Allocation of Purchase Payments....................     41
                                                Credits............................................     41
                                                Calculating Contract Value.........................     42

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     43
                                                Insurance and Administrative Cost..................     43
                                                Guaranteed Minimum Income Benefit Charge...........     43
                                                Income Appreciator Benefit Charge..................     44
                                                Contract Maintenance Charge........................     44
                                                Withdrawal Charge..................................     44
                                                Taxes Attributable to Premium......................     46
                                                Transfer Fee.......................................     46
                                                Company Taxes......................................     46
                                                Underlying Mutual Fund Fees........................     46

--------------------------------------------------------------------------------

                                           Section 7: How Can I Access My Money?...................     47
                                                Withdrawals During the Accumulation Phase..........     47
                                                Automated Withdrawals..............................     47
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     47
                                                Suspension of Payments or Transfers................     49

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Plus Contract?............     50
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     50
                                                Contracts Held by Tax-Favored Plans................     52

                                           Section 9: Other Information............................     56
                                                Pruco Life Insurance Company of New Jersey.........     56
                                                The Separate Account...............................     56
                                                Sale and Distribution of the Contract..............     56
                                                Litigation.........................................     57
                                                Assignment.........................................     57
                                                Financial Statements...............................     57
                                                Statement of Additional Information................     57
                                                Householding.......................................     58
                                                Market Value Adjustment Formula....................     59
                                                IRA Disclosure Statement...........................     61

                                           Appendix................................................     65
                                                Accumulation Unit Values...........................     65


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make. This version has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs, and may provide higher interest votes for fixed rate options than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, proportionately reduced by withdrawals, or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge. See "What is the Death Benefit?" on page 37.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)



An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. While your money is allocated to this option, we guarantee your money will earn at least 3% interest annually. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.



FIXED INTEREST RATE OPTIONS



Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (DCA fixed rate option). The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, we guarantee that your money will earn at least 1.5% interest annually. Payments you allocate to the fixed interest rate options become part of Pruco Life of New Jersey's general assets.



GOOD ORDER



An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.



GUARANTEE PERIOD



A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.



GUARANTEED MINIMUM DEATH BENEFIT (GMDB)



An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.



GMDB PROTECTED VALUE



The guaranteed amount of the guaranteed minimum death benefit, which equals the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.



GMDB STEP-UP



We use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.



     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.



     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.



GUARANTEED MINIMUM INCOME BENEFIT (GMIB)



An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


GMIB PROTECTED VALUE



We use the GMIB protected value to calculate annuity payments should you annuitize under the guaranteed minimum income benefit. The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and reduced proportionally by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.



GMIB ROLL-UP



We will use the GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. The GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by the effect of withdrawals.



INCOME APPRECIATOR BENEFIT (IAB)



An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.



IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.



IAB CREDIT



An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE


The period during which you receive income payments under the contract.


INVESTED PURCHASE PAYMENTS


Your total purchase payments (which we define below) less any deduction we make for any tax charge.


JOINT OWNER


The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. The joint owner may be the owner's spouse, but need not be.


MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, an investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

PURCHASE PAYMENTS


The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.


SEPARATE ACCOUNT


Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.


STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," on page 50.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options, two fixed interest rate options and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed rate options than the Contract Without Credit,


-  does not offer the market value adjustment option,


Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit.


-  offers the market value adjustment option.


   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

   You can invest your money in any or all of the variable investment options, the fixed interest rate options, and one or more guaranteed periods available under the market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio (formerly SP MFS
       Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:


- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 1.5% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.



- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.


   You may also invest your money in a market value adjustment option if you purchase a Contract Without Credit. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. Allocations or transfers must be at least $1,000.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be based on a "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. The income appreciator benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 32.


SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value." On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions,

  (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or

  (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.

We describe this benefit on page 39.


SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?


Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you choose the base death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.45% of the GMIB protected value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

- We will deduct an additional charge if you choose the income appreciator benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to 0.37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 43.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 - 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   Issuer Risk. Your market value adjustment option is issued by Pruco Life of New Jersey, and thus is backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option could be impaired.

   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   Risks Related to the Withdrawal Charge. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------


THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 43. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
------------------------------------------------------------
           NUMBER OF
            CONTRACT              CONTRACT       CONTRACT
      ANNIVERSARIES SINCE           WITH         WITHOUT
        PURCHASE PAYMENT           CREDIT         CREDIT
      -------------------         ---------   --------------
               0                      8%          7%
               1                      8%          6%
               2                      8%          5%
               3                      8%          4%
               4                      7%          3%
               5                      6%          2%
               6                      5%          1%
               7                      0%          0%
                                     ---         -------

MAXIMUM TRANSFER FEE
------------------------------------------------------------
         EACH TRANSFER AFTER 12(2)               $ 25.00




NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 44.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
             TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                  0.45%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.25%


The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The maximum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus contract, and may vary from year to year.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%


* Actual expenses for the mutual funds are lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.



NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).



NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.



NOTE 5: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 32. This charge is equal to 0.45% of the GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. See "Effect of Withdrawals" on page 33. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



NOTE 6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

-  You choose the Step-Up Guaranteed Minimum Death Benefit,

-  You choose the Guaranteed Minimum Income Benefit,

-  You choose the Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:


-  You invest $10,000 in the Contract With Credit,



- You do not choose a Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit or Income Appreciator Benefit,



- You allocate all of your assets to the variable investment option having the maximum total operating expenses,



-  The investment has a 5% return each year,



-  The mutual fund's total operating expenses remain the same each year, and


-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.


EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract Without Credit.


EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. THESE EXAMPLES DO NOT DEPICT EVERY POSSIBLE COMBINATION OF CHARGES UNDER THE CONTRACTS.

The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal. Examples 1a, 1b, 2a and 2b reflect the maximum withdrawal charges.

The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.035% of contract value.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 1a:                         EXAMPLE 1b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,321   $2,451   $3,476   $5,568   $569    $1,699    $2,818    $5,568



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 2a:                         EXAMPLE 2b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,225   $2,177   $3,044   $4,828   $473    $1,425    $2,386    $4,828



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 3a:                         EXAMPLE 3b:
                                                       IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       -----------------------------------------------------------------------
                                                        1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                       $1,167   $2,056   $2,937   $5,282   $537    $1,606    $2,667    $5,282



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 4a:                         EXAMPLE 4b:
                                                       IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       -----------------------------------------------------------------------
                                                        1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                       $1,075   $1,792   $2,519   $4,562   $445    $1,342    $2,249    $4,562

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 20
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PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,


- may provide a lower interest rate for the fixed rate options than the Contract With Credit,



-  does not offer the market value adjustment option.


Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide higher interest rates for fixed rate options than the Contract With Credit,


-  offers the market value adjustment option.


   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:


- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 1.5%. We may also offer a higher interest rate on

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        1:
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   each purchase payment allocated to this option for the first year after the payment.


- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.


   Additionally, if you purchase a Contract Without Credit you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount will be reduced by any applicable federal and state income tax withholding and may be more or less than your original payment.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The 35 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

     Jennison Portfolio, Prudential Global Portfolio, SP Jennison
     International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.

     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management, L.P.

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        2:
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

     SP Davis Value Portfolio: Davis Advisors

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

     SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
     Fidelity Management and Research Company

     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.

     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company

Evergreen Variable Annuity Trust

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity and fixed income)

-  Evergreen VA Global Leaders Fund (international and global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").


   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 1.5% for the one-year fixed interest rate option, or 3% for the dollar cost averaging fixed rate option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.


ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we may make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. This option is only available in the Contract Without Credit.

   IF AMOUNTS ARE WITHDRAWN FOR A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF PERIOD OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be

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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) withdrawal or transfer of the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuance provision.


   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:


(a) withdraw or transfer the value of the guarantee period,


(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.


If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.


   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT


When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30 day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.


   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.


- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30 day period discussed above.


   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS


You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30 day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE OF NEW JERSEY RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE OF

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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

NEW JERSEY MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE OF NEW JERSEY WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 52, you should consider the minimum distribution requirements mentioned on page 53 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a value based on a the GMIB


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


protected value applied to the GMIB guaranteed annuity purchase rates. If you want the guaranteed minimum income benefit, you must elect it when you make your initial purchase payment. Once elected, the guaranteed minimum income benefit cannot be revoked.


   The GMIB protected value is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced proportionally by withdrawals.


   In addition, the annuitant must be 75 or younger in order for you to elect the guaranteed minimum income benefit.


   TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a thirty-day period each year during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center. Subsequent exercise periods will begin each year on the anniversary of the date the first exercise period began.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

EFFECT OF WITHDRAWALS.

In any year when the GMIB roll-up is increasing at an effective annual interest rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value, or after the GMIB roll-up no longer increases by 5%. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by both the GMIB protected value and GMIB roll-up cap after subtracting from each the amount of the withdrawal that does not exceed 5%.

   Here is an example of the impact of a withdrawal on the GMIB protected value:

   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $108,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is

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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

2.91% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 2.91%. If the protected value were $105,000 before the withdrawal, after the reduction it would be $97,090 ($105,000 minus $5,000 taken dollar-for-dollar minus a reduction of 2.91% of $100,000 or $2,910).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:


1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or


2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves payment for at least a period certain of ten years.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the later of the

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

annuitant's attainment of age 90 or the 10th contract anniversary.

INCOME APPRECIATOR BENEFIT

The income appreciator benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.


   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.


- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit

- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners Plus Contract?" on page 43.

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

You can activate the income appreciator benefit at any time after it has been in force for seven years. To activate the income appreciator benefit, you must send us a written request in good order.

   Once activated, you can receive the income appreciator benefit:

-  at annuitization when determining an annuity payment (IAB Option 1);

- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or

- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).

   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 47.

   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 50.


   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.


CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the spousal continuance benefit (explained on page 39), or (2) if we were to permit you to elect the income appreciator benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or

2. the GMIB protected value plus the remaining income appreciator benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

   If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, you must choose among the guaranteed minimum income benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The income appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;

- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page
39. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the

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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 39), then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of due proof of death.


   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 39. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the guaranteed minimum income benefit, income appreciator benefit and spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death.

   If the contract has an owner and a joint owner:

   - If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

   - If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the date of death of

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 50.

SPOUSAL CONTINUANCE BENEFIT


This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.


   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.


   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.


   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page
32. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.

                                                                              39
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WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 39. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).



   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.


 40
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may purchase this contract only if the oldest of the owner, joint owner or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of the owner, joint owner, or annuitant.

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   Allocations to the DCA Fixed Rate Option must be no less than $2,000.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits.

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HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.


   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 1.5% a year on that portion of the contract value allocated to the one-year fixed interest-rate option and 3% on the DCA Fixed Interest Rate Option.


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.45% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.

The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options.


   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you. THE

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WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.


   We will not impose the guaranteed minimum income benefit charge after the income phase begins, or after you choose your GMIB payout option.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.


   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.


   Although the income appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.


   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.


   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE


A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:

Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:

Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1-0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a
  negative MVA:             $1,053/[1-0.014(MVA)] = $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            ------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

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         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Withdrawal charges will never be greater than permitted by applicable law.

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 50.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.


   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. The minimum contract value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below the minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.


   With respect to the variable investment options we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

The income appreciator benefit (IAB) is discussed on page 35. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day

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HOW CAN I ACCESS MY MONEY? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments over a 10 year payment period. You may combine this income appreciator benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the income appreciator benefit.

   Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable or fixed interest rate options in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable investment options, the fixed interest rate option, or the market value adjustment option in the

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

same manner as your current allocation, unless you direct us otherwise. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated the income appreciator benefit, the income appreciator benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn do not reduce the remaining income appreciator benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                              49
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


   It is our position that the Guaranteed Minimum Death Benefit, the GMIB, IAB, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value those options should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.


TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 61 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount,

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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 43.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 56.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 61.

                                                                              55
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling 1- (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 37. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS


The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Plus contract, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

        9:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Plus is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) -1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) -1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be reduced proportionately for Adjusted Gross Income between $40,000-$50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be reduced proportionately between $60,000-$70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 61 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

   The contract may not be available to Roth IRA's in New York.

REPORTING TO THE IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71728                      $0.86988                                 0
         1/1/2002 to 12/31/2002                 $0.86988                      $0.59236                                 0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97750                      $0.78176                                 0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70710                      $0.83992                                 0
         1/1/2002 to 12/31/2002                 $0.83992                      $0.62009                                 0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00905                      $1.01253                                 0
         1/1/2002 to 12/31/2002                 $1.01253                      $1.01372                                 0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79176                      $0.90493                                 0
         1/1/2002 to 12/31/2002                 $0.90493                      $0.69437                                 0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97746                      $0.79350                                 0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74907                      $0.87109                                 0
         1/1/2002 to 12/31/2002                 $0.87109                      $0.66866                                 0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75103                      $0.87500                                 0
         1/1/2002 to 12/31/2002                 $0.87500                      $0.68204                                 0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71197                      $0.84109                                 0
         1/1/2002 to 12/31/2002                 $0.84109                      $0.70328                                 0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74749                      $0.88230                                 0
         1/1/2002 to 12/31/2002                 $0.88230                      $0.59865                                 0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62877                      $0.81297                                 0
         1/1/2002 to 12/31/2002                 $0.81297                      $0.47030                                 0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85849                      $0.94964                                 0
         1/1/2002 to 12/31/2002                 $0.94964                      $0.82711                                 0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91394                      $0.98458                                 0
         1/1/2002 to 12/31/2002                 $0.98458                      $0.91397                                 0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79811                      $0.92029                                 0
         1/1/2002 to 12/31/2002                 $0.92029                      $0.76511                                 0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75672                      $0.84741                                 0
         1/1/2002 to 12/31/2002                 $0.84741                      $0.69226                                 0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80155                      $0.90967                                 0
         1/1/2002 to 12/31/2002                 $0.90967                      $0.74223                                 0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74262                      $0.92677                                 0
         1/1/2002 to 12/31/2002                 $0.92677                      $0.63744                                 0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67078                      $0.74788                                 0
         1/1/2002 to 12/31/2002                 $0.74788                      $0.57108                                 0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82775                      $0.92388                                 0
         1/1/2002 to 12/31/2002                 $0.92388                      $0.76199                                 0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68066                      $0.81060                                 0
         1/1/2002 to 12/31/2002                 $0.81060                      $0.57009                                 0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64875                      $0.81540                                 0
         1/1/2002 to 12/31/2002                 $0.81540                      $0.43161                                 0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97738                      $1.01397                                 0
         1/1/2002 to 12/31/2002                 $1.01397                      $1,00143                                 0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04081                      $1.04110                                 0
         1/1/2002 to 12/31/2002                 $1.04110                      $1,12328                                 0
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71823                      $0.87416                                 0
         1/1/2002 to 12/31/2002                 $0.87416                      $0.58550                                 0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83974                      $1.00289                                 0
         1/1/2002 to 12/31/2002                 $1.00289                      $0.84681                                 0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73510                      $0.85719                                 0
         1/1/2002 to 12/31/2002                 $0.85719                      $0.63181                                 0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80031                      $0.90859                                 0
         1/1/2002 to 12/31/2002                 $0.90859                      $0.69853                                 0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80567                      $0.90811                                 0
         1/1/2002 to 12/31/2002                 $0.90811                      $0.69391                                 0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88738                      $0.95089                                 0
         1/1/2002 to 12/31/2002                 $0.95089                      $0.84711                                 0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79152                      $0.91709                                 0
         1/1/2002 to 12/31/2002                 $0.91709                      $0.72115                                 0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77814                      $0.98597                                 0
         1/1/2002 to 12/31/2002                 $0.98597                      $0.71064                                 0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73837                      $0.87356                                 0
         1/1/2002 to 12/31/2002                 $0.87356                      $0.63230                                 0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78078                      $0.91152                                 0
         1/1/2002 to 12/31/2002                 $0.91152                      $0.67078                                 0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88136                      $1.09268                                 0
         1/1/2002 to 12/31/2002                 $1.09268                      $0.94182                                 0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67718                      $0.78373                                 0
         1/1/2002 to 12/31/2002                 $0.78373                      $0.56640                                 0

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71669                      $0.86869                               0
         1/1/2002 to 12/31/2002                 $0.86869                      $0.59041                               0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97748                      $0.78020                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70660                      $0.83888                               0
         1/1/2002 to 12/31/2002                 $0.83888                      $0.61810                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00829                      $1.01127                               0
         1/1/2002 to 12/31/2002                 $1.01127                      $1.01071                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79119                      $0.90384                               0
         1/1/2002 to 12/31/2002                 $0.90384                      $0.69213                               0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97744                      $0.79207                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74846                      $0.86993                               0
         1/1/2002 to 12/31/2002                 $0.86993                      $0.66643                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75046                      $0.87386                               0
         1/1/2002 to 12/31/2002                 $0.87386                      $0.67983                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71132                      $0.83990                               0
         1/1/2002 to 12/31/2002                 $0.83990                      $0.70087                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74696                      $0.88124                               0
         1/1/2002 to 12/31/2002                 $0.88124                      $0.59680                               0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62826                      $0.81186                               0
         1/1/2002 to 12/31/2002                 $0.81186                      $0.46873                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85780                      $0.94831                               0
         1/1/2002 to 12/31/2002                 $0.94831                      $0.82437                               0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91331                      $0.98336                               0
         1/1/2002 to 12/31/2002                 $0.98336                      $0.91096                               0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79747                      $0.91900                               0
         1/1/2002 to 12/31/2002                 $0.91900                      $0.76247                               0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75614                      $0.84626                               0
         1/1/2002 to 12/31/2002                 $0.84626                      $0.68990                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80091                      $0.90849                               0
         1/1/2002 to 12/31/2002                 $0.90849                      $0.73977                               0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74206                      $0.92565                               0
         1/1/2002 to 12/31/2002                 $0.92565                      $0.63535                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67027                      $0.74692                               0
         1/1/2002 to 12/31/2002                 $0.74692                      $0.56920                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82716                      $0.92277                               0
         1/1/2002 to 12/31/2002                 $0.92277                      $0.75957                               0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68013                      $0.80954                               0
         1/1/2002 to 12/31/2002                 $0.80954                      $0.56832                               0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64825                      $0.81439                               0
         1/1/2002 to 12/31/2002                 $0.81439                      $0.43024                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97668                      $1.01274                               0
         1/1/2002 to 12/31/2002                 $1.01274                      $0.99844                               0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04010                      $1.03983                               0
         1/1/2002 to 12/31/2002                 $1.03983                      $1.11943                               0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71769                      $0.87304                               0
         1/1/2002 to 12/31/2002                 $0.87304                      $0.58358                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83910                      $1.00157                               0
         1/1/2002 to 12/31/2002                 $1.00157                      $0.84403                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73452                      $0.85608                               0
         1/1/2002 to 12/31/2002                 $0.85608                      $0.62968                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79969                      $0.90735                               0
         1/1/2002 to 12/31/2002                 $0.90735                      $0.69623                               0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80508                      $0.90697                               0
         1/1/2002 to 12/31/2002                 $0.90697                      $0.69169                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88667                      $0.94959                               0
         1/1/2002 to 12/31/2002                 $0.94959                      $0.84437                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79097                      $0.91595                               0
         1/1/2002 to 12/31/2002                 $0.91595                      $0.71877                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77748                      $0.98466                               0
         1/1/2002 to 12/31/2002                 $0.98466                      $0.70835                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73785                      $0.87245                               0
         1/1/2002 to 12/31/2002                 $0.87245                      $0.63023                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78015                      $0.91033                               0
         1/1/2002 to 12/31/2002                 $0.91033                      $0.66855                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88064                      $1.09121                               0
         1/1/2002 to 12/31/2002                 $1.09121                      $0.93863                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.78269                               0
         1/1/2002 to 12/31/2002                 $0.78269                      $0.56449                               0

* COMMENCEMENT OF BUSINESS

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

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

STRATEGIC PARTNERS(SM)
ANNUITY ONE
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:
PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on p. 12 of this prospectus.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 48 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                              ORD01142NY

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Risk Factors.......................................     12
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     15

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     21
                                                Short Term Cancellation Right or "Free Look".......     22

                                           Section 2: What Investment Options Can I Choose?........     23
                                                Variable Investment Options........................     23
                                                Fixed Interest Rate Options........................     24
                                                Market Value Adjustment Option.....................     25
                                                Transfers Among Options............................     27
                                                Market Timing......................................     27
                                                Other Available Features...........................     27
                                                Voting Rights......................................     28
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     30
                                                Option 1: Annuity Payments for a Fixed Period......     30
                                                Option 2: Life Income Annuity Option...............     30
                                                Other Annuity Options..............................     30
                                                Tax Considerations.................................     30

                                           Section 4: What is the Death Benefit?...................     31
                                                Beneficiary........................................     31
                                                Calculation of the Death Benefit...................     31
                                                Guaranteed Minimum Death Benefit...................     31
                                                Special Rules If Joint Owners......................     32
                                                Payout Options.....................................     32
                                                Spousal Continuance Benefit........................     33

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     34
                                                Purchase Payments..................................     34
                                                Allocation of Purchase Payments....................     34
                                                Credits............................................     34
                                                Calculating Contract Value.........................     35

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     36
                                                Insurance and Administrative Cost..................     36
                                                Contract Maintenance Charge........................     36
                                                Withdrawal Charge..................................     36
                                                Taxes Attributable to Premium......................     38
                                                Transfer Fee.......................................     38
                                                Company Taxes......................................     38
                                                Underlying Mutual Fund Fees........................     38

--------------------------------------------------------------------------------

                                           Section 7: How Can I Access My Money?...................     39
                                                Withdrawals During the Accumulation Phase..........     39
                                                Automated Withdrawals..............................     39
                                                Suspension of Payments or Transfers................     39

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     41
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     41
                                                Contracts Held by Tax-Favored Plans................     43

                                           Section 9: Other Information............................     47
                                                Pruco Life Insurance Company of New Jersey.........     47
                                                The Separate Account...............................     47
                                                Sale and Distribution of the Contract..............     47
                                                Litigation.........................................     48
                                                Assignment.........................................     48
                                                Financial Statements...............................     48
                                                Statement of Additional Information................     48
                                                Householding.......................................     49
                                                Market Value Adjustment Formula....................     50
                                                IRA Disclosure Statement...........................     52

                                           Appendix................................................     56
                                                Accumulation Unit Values...........................     56


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods equal to any or all of the following: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, an investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," on page 41.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options, two fixed interest rate options and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed rate options than the Contract Without Credit,

-  does not provide the market value adjustment option,

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit.

-  provides the market value adjustment option.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

   You can invest your money in any or all of the variable investment options, the fixed interest rate options, and one or more guaranteed periods available under the market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio (formerly SP MFS
       Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 3% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

   You may also invest your money in a market value adjustment option if you purchase a Contract Without Credit. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. Allocations or transfers must be at least $1,000.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value." On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions,

  (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or

  (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.

We describe this benefit on page 33.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 36.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 - 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. Your market value adjustment option is issued by Pruco Life of New Jersey, and thus is backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 36. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
------------------------------------------------------------
           NUMBER OF
            CONTRACT              CONTRACT       CONTRACT
      ANNIVERSARIES SINCE           WITH         WITHOUT
        PURCHASE PAYMENT           CREDIT         CREDIT
      -------------------         ---------   --------------
               0                      8%            7%
               1                      8%            6%
               2                      8%            5%
               3                      8%            4%
               4                      7%            3%
               5                      6%            2%
               6                      5%            1%
               7                      0%            0%
                                     ---         -------

MAXIMUM TRANSFER FEE
------------------------------------------------------------
         EACH TRANSFER AFTER 12(2)               $ 25.00




NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 36.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
         TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%

NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The maximum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%

* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

-  You choose the Step-Up Guaranteed Minimum Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

-  You choose the Base Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example assumes that:

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST  OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY  BE  HIGHER  OR  LOWER.   THESE
EXAMPLES   DO   NOT   DEPICT  EVERY
POSSIBLE  COMBINATION  OF   CHARGES
UNDER THE CONTRACTS.

The  values  shown in  the  10 year
column are the same for Example  1a
and  1b, 2a and 2b,  3a and 3b, and
4a and 4b.  This is  because if  10
years  have elapsed since your last
purchase  payment,   we  would   no
longer  deduct  withdrawal  charges
when   you   make   a   withdrawal.
Examples  1a, 1b, 2a and 2b reflect
the maximum withdrawal charges.

The   examples   use   an   average
contract  maintenance charge, which
we calculated based on our estimate
of  the  total  contract  fees   we
expect  to collect.  Based on these
estimates, the contract maintenance
charge is  included  as  an  annual
charge of 0.035% of contract value.

Your actual fees will vary based on
the  amount  of  your  contract and
your specific allocation among  the
investment options.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 1a:                         EXAMPLE 1b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,046   $1,713   $2,315   $3,533   $324     $990    $1,683    $3,533

CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 2a:                         EXAMPLE 2b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,021   $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288

CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 3a:                       EXAMPLE 3b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $932   $1,373   $1,840   $3,304   $302     $923    $1,570    $3,304

CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 4a:                       EXAMPLE 4b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

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 18

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                              19
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed rate option than Contract With Credit,

-  does not provide the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide higher interest rates for fixed rate options than the Contract With Credit,

-  provides the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 3%. We may also offer a higher interest rate on

                                                                              21
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        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.

   Additionally, if you purchase a Contract Without Credit you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount will be reduced by any applicable federal and state income tax withholding and may be more or less than your original payment.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

 22
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The 27 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio
   (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

     Jennison Portfolio, Prudential Global Portfolio, SP Jennison
     International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.

     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio:
     A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management, L.P.

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

     SP Davis Value Portfolio: Davis Advisors

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

     SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
     Fidelity Management and Research Company

     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.

     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 3%. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. This option is only available in the Contract Without Credit.

   IF AMOUNTS ARE WITHDRAWN FOR A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF PERIOD OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) withdrawal or transfer the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuance provision.

   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of

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        2:
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the following, without the imposition of the market value adjustment:

(a) withdrawal or transfer the value of the guarantee period,

(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the contract value in the Prudential Money Market Portfolio investment option.

   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make prior to the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.

   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE OF NEW JERSEY RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE OF NEW JERSEY MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE OF NEW JERSEY WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 43, you should consider the minimum distribution requirements mentioned on page 44 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 33. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit after such date that we may obtain SEC approval, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereaf-

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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 33), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 33. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 41.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the spouse's death. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may purchase this contract only if the oldest of the owner, joint owner or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of the owner, joint owner, or annuitant (for contracts issued prior to January 17, 2003, 81st birthday of the owner or annuitant).

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. However, we will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year, on that portion of the contract value allocated to the one-year fixed interest-rate option or the DCA Fixed Interest Rate Option.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:

Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:

Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1-0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a
  negative MVA:             $1,053/[1-0.014(MVA)] = $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Withdrawal charges will never be greater than permitted by applicable law.

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 41.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   With respect to the variable investment options we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)
TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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         PARTNERS ANNUITY ONE CONTRACT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 52 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she

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         PARTNERS ANNUITY ONE CONTRACT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount,

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 36.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 47.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 52.

 46
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling 1- (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your

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        9:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 30. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Annuity One contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Annuity One is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:
                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.

        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)

        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000-$50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately between $60,000-$70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 52 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

   The contract may not be available to Roth IRA's in New York.

REPORTING TO THE IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54236                      $0.65768                           17,289
         1/1/2002 to 12/31/2002                 $0.65768                      $0.44784                          812,336

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97750                      $0.78176                                0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59967                      $0.71233                           39,194
         1/1/2002 to 12/31/2002                 $0.71233                      $0.52578                          203,321

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03702                      $1.04061                          113,402
         1/1/2002 to 12/31/2002                 $1.04061                      $1.04179                        1,727,696

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69176                      $0.79064                          264,980
         1/1/2002 to 12/31/2002                 $0.79064                      $0.60663                        1,363,447

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97746                      $0.79350                                0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64672                      $0.75207                                0
         1/1/2002 to 12/31/2002                 $0.75207                      $0.57727                           43,271

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54732                      $0.63765                           10,365
         1/1/2002 to 12/31/2002                 $0.63765                      $0.49707                           86,578

SP AIM CORE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54178                      $0.64005                           14,982
         1/1/2002 to 12/31/2002                 $0.64005                      $0.53519                          149,702

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60919                      $0.71906                           66,232
         1/1/2002 to 12/31/2002                 $0.71906                      $0.48794                          292,167

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43439                      $0.56163                            2,183
         1/1/2002 to 12/31/2002                 $0.56163                      $0.32494                                0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82277                      $0.91008                           22,347
         1/1/2002 to 12/31/2002                 $0.91008                      $0.79270                        1,722,663


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91719                      $0.98804                          203,977
         1/1/2002 to 12/31/2002                 $0.98804                      $0.91698                        1,154,774

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77575                      $0.89451                          278,355
         1/1/2002 to 12/31/2002                 $0.89451                      $0.74364                          993,136

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64820                      $0.72585                           68,974
         1/1/2002 to 12/31/2002                 $0.72585                      $0.59296                          506,591

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72844                      $0.82679                           64,201
         1/1/2002 to 12/31/2002                 $0.82679                      $0.67465                          978,358

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54633                      $0.68188                           70,633
         1/1/2002 to 12/31/2002                 $0.68188                      $0.46899                          330,189

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48213                      $0.53757                          115,055
         1/1/2002 to 12/31/2002                 $0.53757                      $0.41046                          244,197

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84297                      $0.94081                          155,729
         1/1/2002 to 12/31/2002                 $0.94081                      $0.77601                          633,212

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57978                      $0.69040                            2,396
         1/1/2002 to 12/31/2002                 $0.69040                      $0.48564                           75,843

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60415                      $0.75936                           14,528
         1/1/2002 to 12/31/2002                 $0.75936                      $0.40193                          290,991

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00341                      $1.04100                           52,379
         1/1/2002 to 12/31/2002                 $1.04100                      $1.02813                          586,315

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.12213                      $1.12247                          337,616
         1/1/2002 to 12/31/2002                 $1.12247                      $1.21092                        3,182,506

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55673                      $0.67759                          127,630
         1/1/2002 to 12/31/2002                 $0.67759                      $0.45382                          515,134


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

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

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94433                      $1.12776                          118,985
         1/1/2002 to 12/31/2002                 $1.12776                      $0.95217                          622,239

SP STRATEGIC PARTNERS FOCUSED GROWTH
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56746                      $0.66171                          103,999
         1/1/2002 to 12/31/2002                 $0.66171                      $0.48778                          210,262

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.53146                      $0.61510                           39,883
         1/1/2002 to 12/31/2002                 $0.61510                      $0.44459                          151,505

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54132                      $0.65613                           21,838
         1/1/2002 to 12/31/2002                 $0.65613                      $0.44585                        2,313,416

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97748                      $0.78020                                0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59848                      $0.71047                           60,169
         1/1/2002 to 12/31/2002                 $0.71047                      $0.52344                          383,779

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03505                      $1.03811                          298,500
         1/1/2002 to 12/31/2002                 $1.03811                      $1.03754                        3,715,975

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69027                      $0.78853                          225,427
         1/1/2002 to 12/31/2002                 $0.78853                      $0.60378                        1,595,243

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97744                      $0.79207                                0

SP AGGRESSIVE GROWTH ASSET ALLOCATION
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64539                      $0.75015                                0
         1/1/2002 to 12/31/2002                 $0.75015                      $0.57468                          256,684

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54622                      $0.63604                           40,490
         1/1/2002 to 12/31/2002                 $0.63604                      $0.49487                          341,275

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54069                      $0.63843                           39,995
         1/1/2002 to 12/31/2002                 $0.63843                      $0.53285                          600,651

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60796                      $0.71726                           86,888
         1/1/2002 to 12/31/2002                 $0.71726                      $0.48575                          637,494

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43357                      $0.56029                           40,365
         1/1/2002 to 12/31/2002                 $0.56029                      $0.32356                          177,153

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82123                      $0.90789                           68,280
         1/1/2002 to 12/31/2002                 $0.90789                      $0.78925                        3,183,687


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

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

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91564                      $0.98589                          403,833
         1/1/2002 to 12/31/2002                 $0.98589                      $0.91328                        1,722,942

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77429                      $0.89231                          363,816
         1/1/2002 to 12/31/2002                 $0.89231                      $0.74041                        2,271,910

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64692                      $0.72410                          100,007
         1/1/2002 to 12/31/2002                 $0.72410                      $0.59035                          532,579

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72697                      $0.82464                          124,984
         1/1/2002 to 12/31/2002                 $0.82464                      $0.67156                        2,589,912

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54523                      $0.68010                           32,857
         1/1/2002 to 12/31/2002                 $0.68010                      $0.46689                          293,479

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48111                      $0.53612                           96,107
         1/1/2002 to 12/31/2002                 $0.53612                      $0.40856                          623,737

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84130                      $0.93845                          207,057
         1/1/2002 to 12/31/2002                 $0.93845                      $0.77254                        1,170,298

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57869                      $0.68879                           36,380
         1/1/2002 to 12/31/2002                 $0.68879                      $0.48353                          234,791

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60297                      $0.75748                          119,204
         1/1/2002 to 12/31/2002                 $0.75748                      $0.40007                          728,621

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00162                      $1.03861                          132,714
         1/1/2002 to 12/31/2002                 $1.03861                      $1.02373                          991,776

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.11989                      $1.11959                          610,106
         1/1/2002 to 12/31/2002                 $1.11959                      $1.20552                        5,253,102

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55569                      $0.67599                          106,297
         1/1/2002 to 12/31/2002                 $0.67599                      $0.45191                          651,808


* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

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

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94250                      $1.12495                          229,314
         1/1/2002 to 12/31/2002                 $1.12495                      $0.94801                        1,139,082

SP STRATEGIC PARTNERS FOCUSED GROWTH
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56634                      $0.66006                          116,783
         1/1/2002 to 12/31/2002                 $0.66006                      $0.48552                          389,235

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.61352                           71,266
         1/1/2002 to 12/31/2002                 $0.61352                      $0.44250                          292,610

* COMMENCEMENT OF BUSINESS

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

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

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

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

ORD01142NY

STRATEGIC PARTNERS(SM)
PLUS
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES
  LIMITED.
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on p. 12 of this prospectus.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------

To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 47 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

-- (888) PRU-2888 or write to us at:

-- Prudential Annuity Service Center
     P.O. Box 7960
     Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS

OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                                 P2360NY

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Risk Factors.......................................     12
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     15

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     21
                                                Short Term Cancellation Right or "Free Look".......     22

                                           Section 2: What Investment Options Can I Choose?........     23
                                                Variable Investment Options........................     23
                                                Fixed Interest Rate Options........................     24
                                                Market Value Adjustment Option.....................     25
                                                Transfers Among Options............................     27
                                                Market Timing......................................     27
                                                Other Available Features...........................     27
                                                Voting Rights......................................     28
                                                Substitution.......................................     28

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     29
                                                Option 1: Annuity Payments for a Fixed Period......     29
                                                Option 2: Life Income Annuity Option...............     29
                                                Other Annuity Options..............................     29
                                                Tax Considerations.................................     29

                                           Section 4: What is the Death Benefit?...................     30
                                                Beneficiary........................................     30
                                                Calculation of the Death Benefit...................     30
                                                Guaranteed Minimum Death Benefit...................     30
                                                Special Rules If Joint Owners......................     31
                                                Payout Options.....................................     31
                                                Spousal Continuance Benefit........................     32

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     33
                                                Purchase Payments..................................     33
                                                Allocation of Purchase Payments....................     33
                                                Credits............................................     33
                                                Calculating Contract Value.........................     34

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     35
                                                Insurance and Administrative Cost..................     35
                                                Contract Maintenance Charge........................     35
                                                Withdrawal Charge..................................     35
                                                Taxes Attributable to Premium......................     37
                                                Transfer Fee.......................................     37
                                                Company Taxes......................................     37
                                                Underlying Mutual Fund Fees........................     37

--------------------------------------------------------------------------------

    Section 7: How Can I Access My Money?......................................         38
         Withdrawals During the Accumulation Phase.............................         38
         Automated Withdrawals.................................................         38
         Suspension of Payments or Transfers...................................         38

    Section 8: What are the Tax Considerations Associated with the Strategic
      Partners Plus Contract?..................................................         40
         Contracts Owned by Individuals (Not Associated with Tax-Favored
           Retirement Plans)...................................................         40
         Contracts Held by Tax-Favored Plans...................................         42

    Section 9: Other Information...............................................         46
         Pruco Life Insurance Company of New Jersey............................         46
         The Separate Account..................................................         46
         Sale and Distribution of the Contract.................................         46
         Litigation............................................................         47
         Assignment............................................................         47
         Financial Statements..................................................         47
         Statement of Additional Information...................................         47
         Householding..........................................................         47
         Market Value Adjustment Formula.......................................         48
         IRA Disclosure Statement..............................................         50

    Appendix...................................................................         54
         Accumulation Unit Values..............................................         54


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES


                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods equal to any or all of the following: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, an investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," on page 40.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options, two fixed interest rate options and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed rate options than the Contract Without Credit,

-  does not provide the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit,

-  provides the market value adjustment option.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options became part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

   You can invest your money in any or all of the variable investment options, the fixed interest rate options and one of more guarantee periods available under the market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio
       (domestic and foreign equity)

   SP Mid Cap Growth Portfolio
       (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Evergreen Variable Annuity Trust

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

   Evergreen VA Foundation Fund
      (domestic balanced/equity and fixed income)

   Evergreen VA Global Leaders
      (international and global growth/equity)

   Evergreen VA Growth Fund

   Evergreen VA Masters Fund
      (domestic growth/all cap/equity)

   Evergreen VA Omega Fund
      (domestic growth/all cap/equity)

   Evergreen VA Small Cap Value Fund

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 3% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

   You may also invest your money in a market value adjustment option if you purchase a Contract Without Credit. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. Allocation or transfers must be at least $1,000.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value." On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions

(1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or

(2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.

We describe this benefit on page 32.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 35.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS
There are various risks associated with an investment in the market value adjustment option that we summarize below.

   Issuer Risk. Your market value adjustment option is issued by Pruco Life of New Jersey, and thus is backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option could be impaired.

   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   Risks Related to the Withdrawal Charge. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 35. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------------
NUMBER OF CONTRACT   CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0               8%            7%
         1               8%            6%
         2               8%            5%
         3               8%            4%
         4               7%            3%
         5               6%            2%
         6               5%            1%
         7               0%            0%
                        ---            --

MAXIMUM TRANSFER FEE
----------------------------------------------
  Each transfer after 12(2)         $25.00

NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 35.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING MUTUAL FUND FEES AND EXPENSES.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
WITHDRAWAL(3)
------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
         TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%

NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).

                                                              MINIMUM   MAXIMUM
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%

* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

-  You choose the Step-Up Guaranteed Minimum Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

-  You choose the Base Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example assumes that:

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.

Example 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST  OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY  BE  HIGHER  OR  LOWER.   THESE
EXAMPLES   DO   NOT   DEPICT  EVERY
POSSIBLE  COMBINATION  OF   CHARGES
UNDER THE CONTRACTS.

The  values  shown in  the  10 year
column are the same for Example  4a
and   Example  4b,   the  same  for
Example 3a  and  3b, the  same  for
Example 2a and 2b, and the same for
Example  1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would  no
longer  deduct  withdrawal  charges
when   you   make   a   withdrawal.
Examples  1a, 1b, 2a and 2b reflect
the maximum withdrawal charges.

The   examples   use   an   average
contract  maintenance charge, which
we calculated based on our estimate
of  the  total  contract  fees   we
expect  to collect.  Based on these
estimates, the contract maintenance
charge is  included  as  an  annual
charge of 0.035% of contract value.

Your actual fees will vary based on
the  amount  of  your  contract and
your specific allocation among  the
investment options.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 1a:                         EXAMPLE 1b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,046   $1,713   $2,315   $3,533   $324     $990    $1,683    $3,533

CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 2a:                         EXAMPLE 2b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,021   $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288

CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 3a:                       EXAMPLE 3b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $932   $1,373   $1,840   $3,304   $302     $923    $1,570    $3,304

CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 4a:                       EXAMPLE 4b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

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 18

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                              19
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 20

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed rate option than Contract Without Credit,

-  does not provide the market value adjustment option.

Contract Without Credit.

-  does not provide a credit, and

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit,

-  provides the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 3%. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

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        1:
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.

   Additionally, if you purchase a Contract Without Credit you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments, including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount will be reduced by any applicable federal and state income tax withholding and may be more or less than your original payment.

If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The 35 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.
-  Jennison Portfolio (domestic equity)
-  Prudential Equity Portfolio
-  Prudential Global Portfolio
-  Prudential Money Market Portfolio
-  Prudential Stock Index Portfolio
-  Prudential Value Portfolio (domestic equity)
-  SP Aggressive Growth Asset Allocation Portfolio
-  SP AIM Aggressive Growth Portfolio
-  SP AIM Core Equity Portfolio
-  SP Alliance Large Cap Growth Portfolio
-  SP Alliance Technology Portfolio
-  SP Balanced Asset Allocation Portfolio
-  SP Conservative Asset Allocation Portfolio
-  SP Davis Value Portfolio
-  SP Deutsche International Equity Portfolio
-  SP Growth Asset Allocation Portfolio
-  SP INVESCO Small Company Growth Portfolio
-  SP Jennison International Growth Portfolio
-  SP Large Cap Value Portfolio
-  SP MFS Capital Opportunities Portfolio
   (domestic and foreign equity)
-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)
-  SP PIMCO High Yield Portfolio
-  SP PIMCO Total Return Portfolio
-  SP Prudential U.S. Emerging Growth Portfolio
-  SP Small/Mid Cap Value Portfolio
-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

      Jennison Portfolio, Prudential Global Portfolio, SP Jennison International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

      Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

      Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
      Prudential Investment Management, Inc.

      SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

      SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

      SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
      Portfolio: Alliance Capital Management, L.P.

      SP Davis Value Portfolio: Davis Advisors

      SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

      SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

      SP Large Cap Growth Portfolio: Furman Selz Capital Management LLC

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

      SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
      Fidelity Management and Research Company

      SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

      SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
      Calamos Asset Management, Inc.

      SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio: Pacific Investment Management Company

Evergreen Variable Annuity Trust

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity and fixed income)

-  Evergreen VA Global Leaders Fund (international and global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 3%. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we will make available one or more of the following guarantee periods. These guarantee periods are 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. This option is only available in the Contract Without Credit.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) withdrawal or transfer the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuences provision.

   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the following, without the imposition of the market value adjustment:

(a)  withdrawal or transfer the value of the guarantee period,

(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the contract value in The Prudential Money Market Portfolio investment option.

   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options are based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make prior to the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.

   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE OF NEW JERSEY RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE OF NEW JERSEY MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE OF NEW JERSEY WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

 28
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 42, you should consider the minimum distribution requirements mentioned on page 43 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 32. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit after such date that we may obtain SEC approval, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereaf-

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 32), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 32. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

                                                                              31
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 40.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the spouse's death. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

 32
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of the owner, joint owner, or annuitant (for contracts issued prior to January 17, 2003, 81st birthday of the owner or annuitant).

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

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        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. However, we will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year, on that portion of the contract value allocated to the one-year fixed interest-rate option or the DCA Fixed Interest Rate Option.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

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        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply. If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:

Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:

Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1 - 0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a         $1,053 [1 - 0.014 (MVA)] =
  negative MVA:             $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 40.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 50 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the

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        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 35.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 46.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 50.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 30. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Plus contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Plus Annuity is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:
                               1 + I
                   MVA =[ (-------------)to the N/12 power] -1
                           1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] = 0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the 38/12 power-1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] = 0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the 38/12 power-1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000 -- $50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately between $60,000 -- $70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 50 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

   The contract may not be available to Roth IRA's in New York.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71728                      $0.86988                                 0
         1/1/2002 to 12/31/2002                 $0.86988                      $0.59236                                 0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97750                      $0.78176                                 0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70710                      $0.83992                                 0
         1/1/2002 to 12/31/2002                 $0.83992                      $0.62009                                 0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00905                      $1.01253                                 0
         1/1/2002 to 12/31/2002                 $1.01253                      $1.01372                                 0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79176                      $0.90493                                 0
         1/1/2002 to 12/31/2002                 $0.90493                      $0.69437                                 0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97746                      $0.79350                                 0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74907                      $0.87109                                 0
         1/1/2002 to 12/31/2002                 $0.87109                      $0.66866                                 0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75103                      $0.87500                                 0
         1/1/2002 to 12/31/2002                 $0.87500                      $0.68204                                 0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71197                      $0.84109                                 0
         1/1/2002 to 12/31/2002                 $0.84109                      $0.70328                                 0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74749                      $0.88230                                 0
         1/1/2002 to 12/31/2002                 $0.88230                      $0.59865                                 0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62877                      $0.81297                                 0
         1/1/2002 to 12/31/2002                 $0.81297                      $0.47030                                 0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85849                      $0.94964                                 0
         1/1/2002 to 12/31/2002                 $0.94964                      $0.82711                                 0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91394                      $0.98458                                 0
         1/1/2002 to 12/31/2002                 $0.98458                      $0.91397                                 0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79811                      $0.92029                                 0
         1/1/2002 to 12/31/2002                 $0.92029                      $0.76511                                 0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75672                      $0.84741                                 0
         1/1/2002 to 12/31/2002                 $0.84741                      $0.69226                                 0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80155                      $0.90967                                 0
         1/1/2002 to 12/31/2002                 $0.90967                      $0.74223                                 0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74262                      $0.92677                                 0
         1/1/2002 to 12/31/2002                 $0.92677                      $0.63744                                 0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67078                      $0.74788                                 0
         1/1/2002 to 12/31/2002                 $0.74788                      $0.57108                                 0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82775                      $0.92388                                 0
         1/1/2002 to 12/31/2002                 $0.92388                      $0.76199                                 0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68066                      $0.81060                                 0
         1/1/2002 to 12/31/2002                 $0.81060                      $0.57009                                 0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64875                      $0.81540                                 0
         1/1/2002 to 12/31/2002                 $0.81540                      $0.43161                                 0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97738                      $1.01397                                 0
         1/1/2002 to 12/31/2002                 $1.01397                      $1,00143                                 0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04081                      $1.04110                                 0
         1/1/2002 to 12/31/2002                 $1.04110                      $1,12328                                 0
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71823                      $0.87416                                 0
         1/1/2002 to 12/31/2002                 $0.87416                      $0.58550                                 0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83974                      $1.00289                                 0
         1/1/2002 to 12/31/2002                 $1.00289                      $0.84681                                 0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73510                      $0.85719                                 0
         1/1/2002 to 12/31/2002                 $0.85719                      $0.63181                                 0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80031                      $0.90859                                 0
         1/1/2002 to 12/31/2002                 $0.90859                      $0.69853                                 0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80567                      $0.90811                                 0
         1/1/2002 to 12/31/2002                 $0.90811                      $0.69391                                 0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88738                      $0.95089                                 0
         1/1/2002 to 12/31/2002                 $0.95089                      $0.84711                                 0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79152                      $0.91709                                 0
         1/1/2002 to 12/31/2002                 $0.91709                      $0.72115                                 0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77814                      $0.98597                                 0
         1/1/2002 to 12/31/2002                 $0.98597                      $0.71064                                 0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73837                      $0.87356                                 0
         1/1/2002 to 12/31/2002                 $0.87356                      $0.63230                                 0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78078                      $0.91152                                 0
         1/1/2002 to 12/31/2002                 $0.91152                      $0.67078                                 0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88136                      $1.09268                                 0
         1/1/2002 to 12/31/2002                 $1.09268                      $0.94182                                 0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67718                      $0.78373                                 0
         1/1/2002 to 12/31/2002                 $0.78373                      $0.56640                                 0

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71669                      $0.86869                               0
         1/1/2002 to 12/31/2002                 $0.86869                      $0.59041                               0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97748                      $0.78020                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70660                      $0.83888                               0
         1/1/2002 to 12/31/2002                 $0.83888                      $0.61810                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00829                      $1.01127                               0
         1/1/2002 to 12/31/2002                 $1.01127                      $1.01071                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79119                      $0.90384                               0
         1/1/2002 to 12/31/2002                 $0.90384                      $0.69213                               0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97744                      $0.79207                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74846                      $0.86993                               0
         1/1/2002 to 12/31/2002                 $0.86993                      $0.66643                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75046                      $0.87386                               0
         1/1/2002 to 12/31/2002                 $0.87386                      $0.67983                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71132                      $0.83990                               0
         1/1/2002 to 12/31/2002                 $0.83990                      $0.70087                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74696                      $0.88124                               0
         1/1/2002 to 12/31/2002                 $0.88124                      $0.59680                               0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62826                      $0.81186                               0
         1/1/2002 to 12/31/2002                 $0.81186                      $0.46873                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85780                      $0.94831                               0
         1/1/2002 to 12/31/2002                 $0.94831                      $0.82437                               0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91331                      $0.98336                               0
         1/1/2002 to 12/31/2002                 $0.98336                      $0.91096                               0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79747                      $0.91900                               0
         1/1/2002 to 12/31/2002                 $0.91900                      $0.76247                               0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75614                      $0.84626                               0
         1/1/2002 to 12/31/2002                 $0.84626                      $0.68990                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80091                      $0.90849                               0
         1/1/2002 to 12/31/2002                 $0.90849                      $0.73977                               0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74206                      $0.92565                               0
         1/1/2002 to 12/31/2002                 $0.92565                      $0.63535                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67027                      $0.74692                               0
         1/1/2002 to 12/31/2002                 $0.74692                      $0.56920                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82716                      $0.92277                               0
         1/1/2002 to 12/31/2002                 $0.92277                      $0.75957                               0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68013                      $0.80954                               0
         1/1/2002 to 12/31/2002                 $0.80954                      $0.56832                               0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64825                      $0.81439                               0
         1/1/2002 to 12/31/2002                 $0.81439                      $0.43024                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97668                      $1.01274                               0
         1/1/2002 to 12/31/2002                 $1.01274                      $0.99844                               0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04010                      $1.03983                               0
         1/1/2002 to 12/31/2002                 $1.03983                      $1.11943                               0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71769                      $0.87304                               0
         1/1/2002 to 12/31/2002                 $0.87304                      $0.58358                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83910                      $1.00157                               0
         1/1/2002 to 12/31/2002                 $1.00157                      $0.84403                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73452                      $0.85608                               0
         1/1/2002 to 12/31/2002                 $0.85608                      $0.62968                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79969                      $0.90735                               0
         1/1/2002 to 12/31/2002                 $0.90735                      $0.69623                               0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80508                      $0.90697                               0
         1/1/2002 to 12/31/2002                 $0.90697                      $0.69169                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88667                      $0.94959                               0
         1/1/2002 to 12/31/2002                 $0.94959                      $0.84437                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79097                      $0.91595                               0
         1/1/2002 to 12/31/2002                 $0.91595                      $0.71877                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77748                      $0.98466                               0
         1/1/2002 to 12/31/2002                 $0.98466                      $0.70835                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73785                      $0.87245                               0
         1/1/2002 to 12/31/2002                 $0.87245                      $0.63023                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78015                      $0.91033                               0
         1/1/2002 to 12/31/2002                 $0.91033                      $0.66855                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88064                      $1.09121                               0
         1/1/2002 to 12/31/2002                 $1.09121                      $0.93863                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.78269                               0
         1/1/2002 to 12/31/2002                 $0.78269                      $0.56449                               0

* COMMENCEMENT OF BUSINESS

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                         STRATEGIC PARTNERS ANNUITY ONE
                            STRATEGIC PARTNERS PLUS

                          SUPPLEMENT DATED MAY 1, 2003
                       TO PROSPECTUSES DATED MAY 1, 2003

MARKET VALUE ADJUSTMENT

The market value adjustment option described in this prospectus is not available.

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
             STRATEGIC PARTNERS ANNUITY ONE/STRATEGIC PARTNERS PLUS

                         SUPPLEMENT DATED JUNE 17, 2003
                         TO PROSPECTUS DATED MAY 1, 2003

THIS DISCLOSURE APPLIES TO THE VERSION OF THE CONTRACT SOLD PRIOR TO MARCH 10, 2003.

SECTION 2

WHAT INVESTMENT OPTION CAN I CHOOSE?

FIXED INTEREST RATE OPTIONS

         If you own a Contract With Credit, you may not invest in a fixed interest rate option.

If you own a Contract Without Credit, you may invest in the fixed interest rate options. If you invest in the one-year fixed interest rate option, we will not provide a higher interest rate on each purchase payment allocated to the option for the first year after the payment, as we may for contracts issued on or after March 10, 2003.

SECTION 4

WHAT IS THE DEATH BENEFIT?

GUARANTEED MINIMUM DEATH BENEFIT

         If you selected the guaranteed minimum death benefit, the GMDB protected value will equal the "step-up value." The step-up value equals the highest value of the contract on any contract anniversary date - that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals.

If you have chosen the guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will received the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday.

Special rules apply if the beneficiary is the spouse of the owner. In that case, upon the death of the owner, the spouse will have the choice of the following:
1) The contract can continue, and the spouse will become the new owner of the contract; or 2) The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the contract will continue with the spouse as owner.

If the ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPOUSAL CONTINUANCE BENEFIT

         This enhanced spousal continuance benefit option is only available for contracts sold on or after March 10, 2003.

SECTION 5

HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

PURCHASE PAYMENTS

         With some restrictions, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase. However, no purchase payments may be made on or after the earliest of the 80th birthday of (i) the owner or (ii) the annuitant.

CREDITS

If you purchased a Contract With Credit the credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%.

Each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

         NUMBER OF CONTRACT ANNIVERSARIES
         SINCE DATE OF EACH PURCHASE PAYMENT           VESTING PERCENTAGE
         -----------------------------------           ------------------
                    0                                          0%
                    1                                         10%
                    2                                         20%
                    3                                         30%
                    4                                         40%
                    5                                         50%
                    6                                         60%
                    7                                        100%

SECTION 6

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

INSURANCE AND ADMINISTRATIVE CHARGE

         If you purchased a contract with the guaranteed minimum death benefit option, your insurance and administrative charge is 1.60% on an annual basis. While we assess an additional asset-based charge of 0.10% annually of Contracts With Credit sold on or after March 10, 2003, we do not assess this charge for Contracts With Credit sold prior to that date.

MINIMUM DISTRIBUTION REQUIREMENTS

         If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement, we will not waive withdrawal charges.

CONTRACT MAINTENANCE CHARGE

         If your contract value is $50,000 or more, we do not deduct a contract maintenance charge. If your contract value is less than $50,000, we deduct a charge equal to the lesser of $30 or 2% of contract value.

WITHDRAWAL CHARGE

         If you purchased a Contract With Credit, the withdrawal charge is the percentage shown below:

         NUMBER OF CONTRACT ANNIVERSARIES SINCE     CONTRACT WITH CREDIT
         THE DATE OF EACH PURCHASE PAYMENT            WITHDRAWAL CHARGE
         ---------------------------------            -----------------

                           0                                 7%
                           1                                 7%
                           2                                 7%
                           3                                 6%
                           4                                 5%
                           5                                 4%
                           6                                 3%
                           7                                 2%
                           8                                 1%
                           9                                 0%

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      Incorporated by reference to Part II, Item 2 or Part II, Item 5 of the Registrant's most recently filed report on Form 10-Q or 10-K, respectively.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

      New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ") permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-Law Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(a) Exhibits

(1) (a) Form of Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 5)

(3) (i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey as amended through February 12, 1998 (Note 8)

      (ii) By-Laws of Pruco Life Insurance Company of New Jersey as amended August 4, 1999 (Note 9)

(4) (a) Strategic Partners Annuity One Variable Annuity Contract VBON 2000-NY Ed. 10/2000 (Note 6)
(4) (b) Strategic Partners Annuity One Variable Annuity Contract VDCA 2000-NY Ed. 10/2000 (Note 6)

(4) (c) Strategic Partners Annuity One Endorsement (MVA) ORD 112805-NY (Note 7)
(4) (d) Strategic Partners Application ORD 99730 NY-1 (Note 7)
(4) (e) Strategic Partners Annuity One Variable Annuity Contract VDCA-NY Ed 5-2003 (Note 10)
(4) (f) Strategic Partners Annuity One Endorsement (GMIB) ORD 112737-NY (Note
10)
(4) (g) Strategic Partners Annuity One Endorsement (Transfers) ORD 112878 (Note
10)
(4) (h) Strategic Partners Annuity One Endorsement (IAB) ORD 112718-NY (Note 10)

(5) Opinion of Counsel as to legality of the securities being registered. (Note
1)

(23) Consent of PricewaterhouseCoopers LLP (Note 1)
(24) Powers of Attorney.

      (a) James J. Avery, Jr. (Note 3)
      (b) David R. Odenath, Jr. and William J. Eckert, IV (Note 2)
      (c) Ronald P. Joelson (Note 4)
      (d) Vivian L. Banta, Richard J. Carbone, and Helen M. Galt (Note 5)

      (e) Andrew J. Mako (Note 7)

    ----------
(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85117 filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.


(Note 6) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4, Registration No. 333-49230 filed December 10, 2002 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.


(Note 7) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-99275, filed June 27, 2003, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018 filed April 16, 1999, on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4, Registration No. 333-49230, filed September , 2003, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 17. UNDERTAKINGS

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10 (a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement.

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey, on the 25th day of September, 2003.


                                 PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                 (Registrant)

                                 By:  /s/ ANDREW J. MAKO
                                     -------------------
                                        ANDREW J. MAKO
                                          PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


              SIGNATURE AND TITLE

           /s/  *                                September 25 , 2003
    ------------------------------------------
                JAMES J. AVERY JR.
                VICE CHAIRMAN
                AND DIRECTOR


           /s/  *                                *By:  /s/  CLIFFORD E. KIRSCH
    ------------------------------------------         ------------------------
                VIVIAN L. BANTA                             CLIFFORD E. KIRSCH
                CHAIRMAN AND DIRECTOR                       (ATTORNEY-IN-FACT)


           /s/  *
    ------------------------------------------
                WILLIAM J. ECKERT, IV
                VICE PRESIDENT AND CHIEF
                ACCOUNTING OFFICER
                (PRINCIPAL FINANCIAL OFFICER)


           /s/  *
    ------------------------------------------
                RONALD P. JOELSON
                DIRECTOR

           /s/  *
    ------------------------------------------
                RICHARD J. CARBONE
                DIRECTOR

           /s/  *
    ------------------------------------------
                HELEN M. GALT
                DIRECTOR

           /s/  *
    ------------------------------------------
                DAVID R. ODENATH, JR.
                DIRECTOR

           /s/  *
    ------------------------------------------
                ANDREW J. MAKO.
                PRESIDENT AND  DIRECTOR

                                  EXHIBIT INDEX

(5) Opinion of Counsel

(23) Consent of PricewaterhouseCoopers LLP